Putnam
Growth and
Income
Fund II

SEMIANNUAL REPORT

May 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Clearly, value investing -- for any size company -- has truly been an 'eat well, sleep well' philosophy."

                             --  Bloomberg Personal, March/April 1997

* "No matter what happens in the stock market going forward, we will stick to our investment discipline of ascertaining the impact of positive fundamental change on long-term earnings power and a stock's relative cheapness."

                             --  Anthony Kreisel, manager
                                 Putnam Growth and Income Fund II

   CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

12 Portfolio holdings

17 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

As Putnam Growth and Income Fund II reached the midpoint of its third fiscal year on May 31, 1997, the young fund responded in textbook fashion to the challenging market environment in which it operated. Its time-tested strategy, used for decades by long-established Putnam funds with similar objectives, often calls for sacrificing short-term results in order to position its portfolio for greater gains over the long term.

The first half of fiscal 1997 was just such a period for the stocks in which your fund typically invests. Fund Manager Anthony Kreisel refused to follow the crowd into securities enjoying current favor that failed to fit the fund's profile. Instead, he selected investments that, in his view, had the best prospects of meeting the fund's long-term objectives.

In the following report, Tony offers insights into his tactical decisions in positioning your fund portfolio. He also provides an in-depth discussion of performance to date and the outlook for the remainder of fiscal 1997.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
July 16, 1997



Report from the Fund Manager
Anthony I. Kreisel

One of the greatest benefits associated with the value-investing style is the protection it can provide during market declines. Since its founding in January 1995, Putnam Growth and Income Fund II has been quite successful in its search for undervalued companies with the potential for positive change. But thanks to a scorching bull market that has favored a narrow band of issues over the past year, your fund had not had the opportunity to demonstrate its capacity for resilience.

However, midway through the fund's most recent semiannual period -- which ended on May 31, 1997 -- the market withstood a correction. As the report that follows will show, the fund's investment discipline helped it weather a rocky period in the marketplace while steering it toward stocks we believe have good long-term potential. For the period, the fund's class A shares provided a total return of 11.39% at net asset value (4.99% at public offering price). That performance exceeded the 10.15% average total return of the funds in the Lipper Analytical Services' growth and income category over the same period. Additional performance results for class A shares, as well as results for other share classes and comparative indexes, are listed in the performance summary that begins on page 9.

* MARKET SUSTAINS VOLATILITY BUT EMERGES STRONGER THAN EVER

The stock market's positive returns for the period mask the abrupt day-to-day changes of many market indexes. For much of the period, the market was led by large, highly liquid companies believed to have reliable earnings growth. March, however, brought a month-long correction in stock prices. In a widely anticipated move, the Federal Reserve Board raised the target for the federal funds rate one quarter of a percentage point to 5.5% in March. Investors, anticipating further changes in interest rates and fearing the worst for current and future corporate earnings, helped drive the Dow Jones Industrial Average down nearly 10% by April 11 from its March 11 high. As expected, your fund's strategy of targeting less volatile investments enabled it to weather the March-April correction slightly better than the Standard & Poor's 500 Index(registered trademark). From March 11 to April 11, the fund was down 8.55% at net asset value, while the S&P 500 lost 8.93%.

Later on, however, when many corporate sectors announced strong first-quarter earnings, the market began to recover amid optimism that the economy will continue to grow steadily with few signs of inflation. This idea was further reinforced by a surge in bond prices as a result of a positive interpretation of economic data.

* SEVERAL SUCCESS STORIES MARK PERIOD

During the period, several of the fund's long-time holdings fulfilled our expectations. One such company was Warner-Lambert. When we bought the stock, we thought either that it would be an attractive takeover candidate or two of its new products would rejuvenate the company's earnings. As matters turned out, Food and Drug Administration approval for the new products came more quickly than we expected and initial demand for the drugs has been strong.

Along with the correction in the stock market, we witnessed a drop in many segments of the technology area. We saw the decline as an opportunity to buy more shares of companies we favored and, as we expected, many technology-related companies recovered by end of the period. One company that performed well was Texas Instruments. This company epitomized the 1990s wave of corporate restructuring when it announced sale of its defense unit. In addition, a rebound in semiconductor prices on the heels of a worldwide supply glut also helped boost the price of this electronics giant's stock.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Insurance and
finance                 16.1%

Oil and gas              9.5%

Utilities                7.5%

Consumer
nondurables              6.7%

Basic industrial
products                 4.4%

Footnote reads:
* Based on net assets as of 5/31/97. Holdings will vary over time.

One of the most well-publicized comebacks of the period -- and probably the decade -- was IBM. Prior to the close of the reporting period, IBM completed a long march to respectability as it broke a record intraday high of $175.87 set in 1987. This is up from lows just under $50 in 1993 when the current chairman and chief executive officer, Louis Gerstner Jr., was appointed. At that time, we believed that if the new management could improve returns, more free cash flow could be generated. Then the company would have the opportunity to increase shareholder value by undertaking programs such as raising the dividend, making strategic acquisitions, or more importantly in our opinion, buying back stock. The company has done all three, but IBM shareholders have benefited particularly from the company's aggressive stock buyback program. Additionally, prior to the end of the period, the stock was split two for one. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* MANEUVERING THROUGH A MARKET MARKED BY FREQUENT SECTOR ROTATION

Part of the fund's performance during the period was driven by our avoidance of the many noncyclical, moderate-growth companies favored by the market. These companies began the period at expensive levels and were even more expensive by the end of May. Some examples include pharmaceuticals, beverage companies, and cosmetics. Because of their stocks' lofty price levels, the companies in these sectors were often harshly punished by Wall Street for the slightest earnings disappointment.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

International Business Machines Corp.
Computers

Xerox Corp.
Business equipment and services

Sprint Corp.
Utilities

Eastman Kodak Co.
Photographic equipment

J.P. Morgan & Co., Inc.
Multinational banking and finance

Kimberly-Clark Corp.
Consumer nondurables

PNC Bank Corp.
Commercial banking

Minnesota Mining & Manufacturing
Industrial products

Baxter International
Medical supplies and devices

Pharmacia & Upjohn, Inc.
Pharmaceuticals

Footnote reads:
These holdings represent 18.6% of the fund's assets as of 5/31/97. Portfolio holdings will vary over time.

Shareholders who scan the fund's holdings will find the names of some companies within these sectors. That's because we had acquired these stocks when they appeared extremely undervalued compared with other stocks in their respective industries. One example was Pharmacia & Upjohn, Inc., one of the world's largest pharmaceutical companies. The company's pipeline of new products had all but dried up, much of its profits were hurt by the weak Japanese yen, and no chairman was in place for several months. We believe these setbacks have brought the stock price down to levels that do not reflect its long-term potential. We are confident in the abilities of the new chairman and expect the price to recover as the company resumes its product development efforts.

Unfortunately, it often takes time before some companies that we believe hold the most value fulfill their long-term potential. Such companies often go unrecognized by the market at large because of concerns about the industry sector in which they fall. For example, telecommunications and utility companies have been hurt by concerns over deregulation. Cyclical companies in autos and basic industries have also suffered as perceptions of where we are in the economic cycle have changed. Thus, our holdings in these industries have not yet made significant contributions to performance.

* CONTINUED FOCUS ON GLOBALIZATION AND LONG-TERM PERFORMANCE

We will continue to highlight U.S-based multinational companies as an important theme for the fund. Historically, geographic expansion has proven to be the most cost-effective route toward meaningful corporate growth because the development of additional distribution channels is not as demanding as the development of new products or technologies.

For some time, the stock market has been led by large, highly liquid companies believed to have reliable earnings growth. As we have stated in earlier reports, your fund will not participate to any great extent in this type of market because, by virtue of its objective, the fund typically will not own stocks in these kinds of companies. Market-leading companies are generally too well known and their valuation levels too high to make them candidates for your fund's portfolio. Instead, we will continue to focus on properly executing our investment style in order to provide solid long-term returns with reduced volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/97, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Growth and Income Fund II is designed for investors seeking primarily capital growth, but also current income potential through common stocks.

TOTAL RETURNS FOR PERIODS ENDED 5/31/97

                                Class A         Class B         Class M
(inception date)                (1/5/95)        (1/5/95)        (1/5/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                    11.39%   4.99%  11.00%   6.00%  11.10%   7.24%
------------------------------------------------------------------------------
1 year                      23.97   16.81   23.10   18.10   23.32   19.00
------------------------------------------------------------------------------
Life of class               81.80   71.35   78.50   75.50   79.56   73.26
Annual average              28.28   25.16   27.31   26.41   27.62   25.74
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/97

                                                  S&P 500         Consumer
                                                   Index         Price Index
------------------------------------------------------------------------------
6 months                                           13.14%           0.95%
------------------------------------------------------------------------------
1 year                                             29.40            2.23
------------------------------------------------------------------------------
Life of class                                      95.18            6.95
Annual average                                     31.91            2.82
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 5/31/97

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)               2               2               2
------------------------------------------------------------------------------
Income                            $0.120          $0.076          $0.091
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                          0.218           0.218           0.218
------------------------------------------------------------------------------
Short-term                         0.493           0.493           0.493
------------------------------------------------------------------------------
  Total                           $0.831          $0.787          $0.802
------------------------------------------------------------------------------
Share value:                   NAV     POP          NAV          NAV     POP
------------------------------------------------------------------------------
11/30/96                     $13.11  $13.91       $13.03       $13.06  $13.53
------------------------------------------------------------------------------
5/31/97                       13.66   14.49        13.57        13.60   14.09
------------------------------------------------------------------------------
Current return
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate1         1.76%   1.66%        1.15%        1.35%   1.31%
------------------------------------------------------------------------------
Current 30-day SEC yield2      1.60    1.51         0.87         1.11    1.07
------------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 6/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
(inception date)                (1/5/95)        (1/5/95)        (1/5/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                   16.34%   9.69%    15.98%  10.98%  16.14%  12.09%
------------------------------------------------------------------------------
1 year                     28.56   21.18     27.56   22.56   27.97   23.47
------------------------------------------------------------------------------
Life of class              88.20   77.39     84.66   81.66   85.96   79.44
Annual average             29.04   26.00     28.06   27.22   28.42   26.59
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Stock Index is an index of common stocks frequently used as a general measure of stock market performance. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.



Portfolio of investments owned
May 31, 1997 (Unaudited)


COMMON STOCKS (96.0%) *
NUMBER OF SHARES                                                                                       VALUE

Aerospace and Defense (1.0%)
------------------------------------------------------------------------------------------------------------
        228,310  Northrop Grumman Corp.                                                       $   19,349,273

Automotive (3.8%)
------------------------------------------------------------------------------------------------------------
        320,455  Dana Corp.                                                                       11,576,437
        627,050  Ford Motor Co.                                                                   23,514,375
        520,640  General Motors Corp.                                                             29,806,640
        171,380  Goodyear Tire & Rubber Co. (The)                                                 10,025,730
                                                                                              --------------
                                                                                                  74,923,182

Basic Industrial Products (4.4%)
------------------------------------------------------------------------------------------------------------
        387,100  Cooper Industries, Inc.                                                          19,742,100
        299,480  General Signal Corp.                                                             12,615,595
        392,000  Minnesota Mining & Manufacturing Co.                                             35,966,000
        808,500  New Holland N.V.  (Netherlands)                                                  19,808,250
                                                                                              --------------
                                                                                                  88,131,945

Building and Construction (2.0%)
------------------------------------------------------------------------------------------------------------
        257,180  Armstrong World Industries, Inc.                                                 17,488,240
        554,770  Masco Corp.                                                                      21,566,684
                                                                                              --------------
                                                                                                  39,054,924

Business Equipment and Services (3.1%)
------------------------------------------------------------------------------------------------------------
        421,440  Hewlett-Packard Co.                                                              21,704,160
        599,265  Xerox Corp.                                                                      40,600,204
                                                                                              --------------
                                                                                                  62,304,364

Chemicals (3.5%)
------------------------------------------------------------------------------------------------------------
        173,770  du Pont (E.I.) de Nemours & Co., Ltd.                                            18,919,209
        317,289  Eastman Chemical Co.                                                             18,878,696
        155,200  Hercules, Inc.                                                                    7,275,000
        651,000  Witco Chemical Corp.                                                             24,087,000
                                                                                              --------------
                                                                                                  69,159,905

Computer Services and Software (3.9%)
------------------------------------------------------------------------------------------------------------
        375,475  Computer Associates Intl., Inc.                                                  20,557,256
        472,280  IBM Corp.                                                                        40,852,542
        517,140  NCR Corp. +                                                                      16,807,050
                                                                                              --------------
                                                                                                  78,216,848
Conglomerates (3.2%)
------------------------------------------------------------------------------------------------------------
        305,655  General Motors Corp. Class H                                                     16,849,232
        123,388  ITT Industries, Inc. +                                                            3,053,853
        575,440  TRW, Inc.                                                                        30,786,040
        163,217  United Technologies Corp.                                                        13,118,566
                                                                                              --------------
                                                                                                  63,807,691

Consumer Durable Goods (0.7%)
------------------------------------------------------------------------------------------------------------
        301,230  Whirlpool Corp.                                                                  15,023,846

Consumer Non Durables (6.7%)
------------------------------------------------------------------------------------------------------------
        439,550  American Brands, Inc.                                                            21,537,950
        302,900  Colgate-Palmolive Co.                                                            18,779,800
        736,660  Kimberly-Clark Corp.                                                             36,925,083
        582,940  Philip Morris Cos., Inc.                                                         25,649,360
        305,255  RJR Nabisco Holdings Corp. +                                                      9,882,631
        592,800  Tupperware Corp. +                                                               21,489,000
                                                                                              --------------
                                                                                                 134,263,824

Electronics and Electrical Equipment (4.0%)
------------------------------------------------------------------------------------------------------------
        247,275  Eaton Corp.                                                                      19,720,181
        353,000  Motorola, Inc.                                                                   23,430,375
        264,350  Rockwell International Corp. +                                                   17,050,575
        208,475  Texas Instruments, Inc.                                                          18,736,691
                                                                                              --------------
                                                                                                  78,937,822

Environmental Control (0.5%)
------------------------------------------------------------------------------------------------------------
        322,625  Waste Management, Inc. +                                                         10,243,344

Food and Beverages (3.3%)
------------------------------------------------------------------------------------------------------------
        218,960  Anheuser-Busch Cos., Inc.                                                         9,387,910
        291,570  General Mills, Inc.                                                              18,441,803
        448,350  Sara Lee Corp.                                                                   18,326,306
        827,700  Whitman Corporation                                                              19,968,263
                                                                                              --------------
                                                                                                  66,124,282

Forest Products (1.9%)
------------------------------------------------------------------------------------------------------------
        165,950  Temple Inland, Inc.                                                              10,039,975
        544,930  Weyerhaeuser Co.                                                                 27,178,384
                                                                                              --------------
                                                                                                  37,218,359

Insurance and Finance (16.1%)
------------------------------------------------------------------------------------------------------------
        448,450  Ahmanson (H.F.) & Co.                                                            18,274,338
        447,020  American General Corp.                                                           19,780,635
        466,960  AON Corp.                                                                        22,764,300
        436,100  Banc One Corp.                                                                   18,861,325
        218,435  Bankers Trust New York Corp.                                                     18,485,062
        182,660  Beneficial Corp.                                                                 11,735,905
         45,946  CIGNA Corp.                                                                       7,983,118
        104,480  First Tennessee National Corp.                                                    4,714,660
        430,110  Fleet Financial Group, Inc.                                                      26,290,474
        163,700  Huntington Bancshares, Inc.                                                       4,644,988
        316,630  Keycorp                                                                          17,216,756
        122,900  Mellon Bank Corp.                                                                10,753,750
        136,310  Mercantile Bancorpation, Inc.                                                     8,042,290
        348,630  Morgan (J.P.) & Co., Inc.                                                        37,477,725
         96,900  Old Kent Financial Corp.                                                          5,172,038
        864,700  PNC Bank Corp.                                                                   36,209,313
        113,400  Regions Financial Corp.                                                           6,775,650
        256,450  Salomon, Inc.                                                                    13,752,131
        197,390  Summit Bancorp                                                                    9,746,131
      1,007,310  USF&G Corp.                                                                      21,657,165
                                                                                              --------------
                                                                                                 320,337,754

Medical Supplies and Devices (1.7%)
------------------------------------------------------------------------------------------------------------
        634,560  Baxter International, Inc.                                                       33,473,040

Metals and Mining (0.9%)
------------------------------------------------------------------------------------------------------------
        678,088  Freeport-McMoRan Copper & Gold Co., Inc. Class A                                 18,816,942

Oil and Gas (9.5%)
------------------------------------------------------------------------------------------------------------
        283,495  Amoco Corp.                                                                      25,337,366
         33,430  Atlantic Richfield Co.                                                            4,864,065
        148,520  British Petroleum PLC ADR (United Kingdom)                                       21,516,835
        271,644  Coastal Corp.                                                                    13,616,156
        506,340  Elf Aquitane ADR (France)                                                        26,392,973
        337,728  Exxon Corp.                                                                      20,010,384
        160,620  Mobil Corp.                                                                      22,466,723
        749,830  Occidental Petroleum Corp.                                                       17,433,548
        331,970  PanEnergy Corp.                                                                  15,519,598
        443,750  Total Corp. ADR (France)                                                         20,246,094
         35,000  YPF S.A. ADR (Argentina)                                                          1,050,000
                                                                                              --------------
                                                                                                 188,453,742

Packaging and Containers (2.0%)
------------------------------------------------------------------------------------------------------------
        334,643  Crown Cork & Seal Co., Inc.                                                      19,492,955
        669,755  Owens-Illinois, Inc. +                                                           20,678,686
                                                                                              --------------
                                                                                                  40,171,641

Pharmaceuticals (3.8%)
------------------------------------------------------------------------------------------------------------
        303,612  American Home Products Corp.                                                     23,150,415
        270,320  Bristol-Myers Squibb Co.                                                         19,834,730
        966,625  Pharmacia & Upjohn, Inc.                                                         33,469,391
                                                                                              --------------
                                                                                                  76,454,536
Photography (3.6%)
------------------------------------------------------------------------------------------------------------
        458,255  Eastman Kodak Co.                                                                37,977,883
        654,925  Polaroid Corp.                                                                   33,401,175
                                                                                              --------------
                                                                                                  71,379,058
Publishing (1.7%)
------------------------------------------------------------------------------------------------------------
        366,810  McGraw-Hill, Inc.                                                                20,036,996
        256,950  Times Mirror Co. Class A                                                         14,421,319
                                                                                              --------------
                                                                                                  34,458,315

Retail (3.3%)
------------------------------------------------------------------------------------------------------------
        320,500  Lowe's Cos., Inc.                                                                12,619,688
      1,808,770  K mart Corp.                                                                     25,322,780
        197,370  Penney (J.C.) Co., Inc.                                                          10,164,555
        356,882  Sears, Roebuck & Co.                                                             17,531,828
                                                                                              --------------
                                                                                                  65,638,851

Transportation (3.9%)
------------------------------------------------------------------------------------------------------------
        237,410  Canadian National Railway Co. (Canada) +                                          9,911,868
        164,290  Delta Air Lines, Inc.                                                            15,402,188
        194,820  Norfolk Southern Corp.                                                           18,921,893
        467,180  Ryder System, Inc.                                                               15,475,338
        262,315  Union Pacific Corp.                                                              17,771,841
                                                                                              --------------
                                                                                                  77,483,128

Utilities (7.5%)
------------------------------------------------------------------------------------------------------------
        344,935  American Telephone & Telegraph Co.                                               12,719,478
        221,020  Ameritech Corp.                                                                  14,476,810
        525,880  BellSouth Corp.                                                                  23,861,805
        491,300  GTE Corp.                                                                        21,678,613
        434,680  SBC Communications, Inc.                                                         25,428,780
        786,940  Sprint Corp.                                                                     38,461,693
        362,200  US West, Inc.                                                                    13,265,575
                                                                                              --------------
                                                                                                 149,892,754
                                                                                              --------------
                 Total Common Stocks (cost $1,659,343,173)                                    $1,913,319,370

CONVERTIBLE PREFERRED STOCKS (0.8%) *(cost $13,722,753)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
        113,030  Case Corp. Ser. A, $4.50 cum. cv. pfd.                                       $   15,993,745

SHORT-TERM INVESTMENTS (3.1%) *(cost $61,522,861)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     61,504,000  Interest in $386,564,000 joint repurchase agreement dated May 30, 1997 with UBS Securities due June 2, 1997
                   with respect to various U.S. Treasury obligations --
                   maturity value of $61,532,292 for an effective yield
                   of 5.52%                                                                   $   61,522,861
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,734,588,787) ***                                  $1,990,835,976
------------------------------------------------------------------------------------------------------------

*   Percentages indicated are based on net assets of $1,993,917,576.

*** The aggregate identified cost on a tax basis is $1,735,466,526, resulting in gross unrealized appreciation and depreciation of $270,482,678 and $15,113,228, respectively, or net unrealized appreciation of $255,369,450.

+   Non-income-producing security.

    ADR after the name of a foreign holding stands for American Depository Receipt representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
May 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,734,588,787) (Note 1)                                           $ 1,990,835,976
---------------------------------------------------------------------------------------------------
Cash                                                                                            255
---------------------------------------------------------------------------------------------------
Dividends and other receivables                                                           5,326,206
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    9,420,626
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           37,893,294
---------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                   61,308
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,043,537,665

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         43,575,698
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                1,499,480
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              2,512,862
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  377,814
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                16,161
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,806
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,313,418
---------------------------------------------------------------------------------------------------
Payable for organization expenses (Note 1)                                                   74,298
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      246,552
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        49,620,089
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,993,917,576

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,643,273,360
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                753,212
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                     93,643,815
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              256,247,189
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $1,993,917,576

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($848,286,777 divided by 62,096,669 shares)                                                  $13.66
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.66)*                                      $14.49
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,020,437,551 divided by 75,212,603 shares)**                                              $13.57
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($125,193,248 divided by 9,202,544 shares)                                                   $13.60
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.60)*                                      $14.09
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended May 31,1997 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $86,570)                                             $ 21,359,656
--------------------------------------------------------------------------------------------------
Interest                                                                                 1,204,799
--------------------------------------------------------------------------------------------------
Total investment income                                                                 22,564,455

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                         4,716,037
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           1,666,320
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          28,550
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            11,324
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      908,217
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,352,576
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      405,248
--------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                               4,966
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     29,203
--------------------------------------------------------------------------------------------------
Registration fees                                                                          126,163
--------------------------------------------------------------------------------------------------
Auditing                                                                                    18,502
--------------------------------------------------------------------------------------------------
Postage                                                                                     88,916
--------------------------------------------------------------------------------------------------
Other                                                                                       46,232
--------------------------------------------------------------------------------------------------
Total expenses                                                                          12,402,254
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (280,486)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            12,121,768
--------------------------------------------------------------------------------------------------
Net investment income                                                                   10,442,687
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                        96,770,076
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                            81,577,151
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                178,347,227
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $188,789,914
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                             May 31        November 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $   10,442,687     $   14,743,055
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                         96,770,076         80,045,414
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               81,577,151        135,233,459
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    188,789,914        230,021,928
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                              (6,391,325)        (7,210,359)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                              (4,889,833)        (5,423,325)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (729,045)          (800,684)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                             (34,851,194)        (7,801,899)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (42,132,997)        (8,303,604)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (5,275,939)        (1,049,659)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       403,180,381        753,262,427
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            497,699,962        952,694,825

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   1,496,217,614        543,522,789
----------------------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $753,212 and $2,320,728, respectively)                                     $1,993,917,576     $1,496,217,614
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                        For the period
Per-share                                                                            May 31         Year ended     Jan. 5, 1995+
operating performance                                                            (Unaudited)          Nov. 30       to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.11           $11.01            $8.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .11              .23              .15
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.27             2.41             2.45
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                  1.38             2.64             2.60
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.12)            (.21)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.71)            (.33)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.83)            (.54)            (.12)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.66           $13.11           $11.01
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             11.39 *          24.95            30.62 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $848,287         $637,204         $250,328
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .52 *           1.09             1.35 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               .82 *           1.92             2.03 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                35.58 *          83.97            64.18 *
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0462           $.0493
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.






Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                       For the period
Per-share                                                                            May 31       Year ended       Jan. 5, 1995+
operating performance                                                            (Unaudited)         Nov. 30        to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.03           $10.96            $8.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .06              .15              .11
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.27             2.39             2.42
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                  1.33             2.54             2.53
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.08)            (.14)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.71)            (.33)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.79)            (.47)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.57           $13.03           $10.96
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             11.00 *          23.98            29.72 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                   $1,020,438         $763,438         $259,789
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .89 *           1.84             2.03 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               .44 *           1.17             1.36 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                35.58 *          83.97            64.18 *
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0462           $.0493
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.






Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                                 Six months
                                                                                      ended                        For the period
Per-share                                                                            May 31        Year ended       Jan. 5, 1995+
operating performance                                                            (Unaudited)         Nov. 30         to Nov. 30
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $13.06           $10.98            $8.53
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   .08              .18              .12
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                    1.26             2.39             2.43
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment activities                                                                  1.34             2.57             2.55
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                      (.09)            (.16)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                         (.71)            (.33)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (.80)            (.49)            (.10)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $13.60           $13.06           $10.98
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             11.10 *          24.28            30.04 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                     $125,193          $95,576          $33,406
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                               .77 *           1.59             1.80 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                               .57 *           1.42             1.58 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                35.58 *          83.97            64.18 *
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (c)                                                                        $.0462           $.0493
------------------------------------------------------------------------------------------------------------------------------------

+   Commencement of operations.

*   Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements and brokerage service arrangements. (Note 2).

(c) Average commission rate paid on security trades is required for fiscal periods beginning on or after
    September 1, 1995.




Notes to financial statements
May 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam Growth and Income Fund II , the ("fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital growth as a primary objective and current income as a secondary objective by investing primarily in a portfolio of common stocks that offer the potential for capital growth, current income or both.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price, except that certain U.S. government obligations are stated at the mean between the bid and asked prices. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $74,298. These expenses are being amortized on projected net asset levels over a five-year period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended May 31, 1997, fund expenses were reduced by $280,486 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $1,920 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services providedit in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $760,981 and $56,082 from the sale of class A and class M shares, respectively and $678,851 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended May 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $2,572 on class A redemptions.

Note 3
Purchase and sales of securities

During the six months ended May 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $865,453,480 and $591,078,816, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At May 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                          May 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,605,896    $ 225,681,726
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,270,407       39,549,981
------------------------------------------------------------
                                 20,876,303      265,231,707

Shares
repurchased                      (7,376,754)     (94,939,384)
------------------------------------------------------------
Net increase                     13,499,549    $ 170,292,323
------------------------------------------------------------

                                            Year ended
                                         November 30, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      30,647,039    $ 357,129,920
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,271,731       14,216,349
------------------------------------------------------------
                                 31,918,770      371,346,269

Shares
repurchased                      (6,063,890)     (71,076,075)
------------------------------------------------------------
Net increase                     25,854,880    $ 300,270,194
------------------------------------------------------------

                                         Six months ended
                                           May 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,546,405    $ 223,593,370
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     3,729,136       44,763,218
------------------------------------------------------------
                                 21,275,541      268,356,588

Shares
repurchased                      (4,645,811)     (59,202,045)
------------------------------------------------------------
Net increase                     16,629,730    $ 209,154,543
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      39,226,124    $ 454,975,416
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     1,170,898       12,989,000
------------------------------------------------------------
                                 40,397,022      467,964,416

Shares
repurchased                      (5,524,455)     (64,550,693)
------------------------------------------------------------
Net increase                     34,872,567    $ 403,413,723
------------------------------------------------------------

                                         Six months ended
                                           May 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       2,103,811    $  26,833,304
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       470,449        5,666,163
------------------------------------------------------------
                                  2,574,260       32,499,467

Shares
repurchased                        (688,828)      (8,765,952)
------------------------------------------------------------
Net increase                      1,885,432    $  23,733,515
------------------------------------------------------------

                                            Year ended
                                        November 30, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,835,305    $  56,263,450
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       157,977        1,757,844
------------------------------------------------------------
                                  4,993,282       58,021,294

Shares
repurchased                        (719,633)      (8,442,784)
------------------------------------------------------------
Net increase                      4,273,649     $ 49,578,510
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike


OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Thomas V. Reilly
Vice President

Anthony I. Kreisel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Growth and Income Fund II. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

34397-949/990/096   7/97